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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K
                              JOINT CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 JANUARY 2, 2002

                              LA QUINTA CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
         DELAWARE                          0-9109                        95-3419438
         --------                          -------                       ----------
(State or Other Jurisdiction            (Commission File               (I.R.S. Employer
         of Incorporation)                   Number)                   Identification No.)
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                  909 HIDDEN RIDGE, SUITE 600, IRVING, TX 75038
              (Address of Principal Executive Offices and Zip Code)

                                 (214) 492-6600
              (Registrant's telephone number, including area code)

                           LA QUINTA PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)

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
         DELAWARE                           0-9110                     95-3520818
         --------                           ------                     ----------
(State or Other Jurisdiction            (Commission File           (I.R.S. Employer
         of Incorporation)                Number)                  Identification No.)

                  909 HIDDEN RIDGE, SUITE 600, IRVING, TX 75038
              (Address of Principal Executive Offices and Zip Code)

                                 (214) 492-6600
              (Registrant's telephone number, including area code)

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Certain matters discussed herein may constitute "forward-looking statements"
within the meaning of the Private Securities Litigation Reform Act of 1995. The Companies, consisting of La Quinta Corporation (the "Corporation") and La Quinta Properties, Inc. ("REIT" and, together with the Corporation, the "Companies"), intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements, and are including this statement for purposes of complying with these safe harbor provisions. Although the Companies believe the forward-looking statements are based on reasonable assumptions, the Companies can give no assurance that their expectations will be attained. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, the Companies' ability to realize the anticipated benefits of the restructuring, including the growth of its lodging business, competition in franchising the Companies' brands, the ultimate outcome of certain litigation filed against the Companies, the enactment of legislation further impacting the Companies' status as a paired share real estate investment trust or REIT's status as a real estate investment trust, the continued ability of REIT to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Companies' filings with the Securities and Exchange Commission, including, without limitation, the risks described in
Item 7 of the Joint Annual Report on Form 10-K for the year ended December 31, 2000 entitled "Certain Factors You Should Consider." The Companies disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 5.  OTHER EVENTS.

On January 2, 2002, La Quinta Corporation, Inc., a Delaware corporation (the "Corporation"), and La Quinta Properties, Inc., a Delaware corporation ("REIT" and, together with the Corporation, "La Quinta" or the "Companies"), completed the restructuring of the Companies in accordance with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 17, 2001, among the Corporation, LQP Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Corporation ("Merger Sub"), and REIT. A press release announcing the completion of the restructuring was issued on January 2, 2002 and is attached hereto as Exhibit 99.1.

Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into REIT (the "Merger") with REIT continuing as the surviving corporation and a subsidiary controlled by the Corporation. Each issued and outstanding share of common stock, par value $.01 per share, of Merger Sub was converted into one share of voting Class A common stock, par value $.01 per share ("Class A Common Stock"), of REIT. Under the terms of the Merger Agreement, each share of common stock, par value $.10 per share, of REIT issued and outstanding immediately prior to the effective time of the restructuring was converted into one share of Class B common stock, par value $.01 per share ("Class B Common Stock"), of REIT. Following the restructuring, the Corporation's common stock will be paired and trade as a unit with the Class B Common Stock and the Corporation will own all of the Class A Common Stock of REIT. The restructuring did not alter the terms or conditions of the Companies' preferred stock or debt obligations.

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Furthermore, in connection with the restructuring, a portion of REIT's economic interest in the La Quinta(R) brand was acquired by the Corporation.

The other information required by these items has been previously reported by La Quinta and is included or incorporated by reference in La Quinta's joint proxy statement and prospectus included in Amendment No. 1 to the Registration Statement on Form S-4 (and any subsequent amendment thereto) filed with the Securities and Exchange Commission on November 8, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements of La Quinta Properties, Inc. required to be filed as part of this report will be filed by La Quinta Corporation by amendment to this report as soon as practicable, but not later than March 18, 2002.

         (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information required to be filed as part of this report will be filed by La Quinta Corporation by amendment to this report as soon as practicable, but not later than March 18, 2002.

         (c)  EXHIBITS.

         EXHIBIT NO.

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
         2.1      Agreement and Plan of Merger, dated as of October 17, 2001, by and among La Quinta
                  Corporation, LQP Acquisition Corp. and La Quinta Properties, Inc. (incorporated herein by reference to Exhibit 2.1 of Amendment No. 1 to the Registration Statement on Form S-4 (File
                  No. 333-71840) filed with the Securities and Exchange Commission on November 8, 2001.

         99.1     Press Release of La Quinta Corporation dated January 2, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2002                 LA QUINTA CORPORATION.

                                        By: /s/ David L. Rea
                                           ------------------------------------
                                        Name: David L. Rea
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        LA QUINTA PROPERTIES

                                        By: /s/ David L. Rea
                                           ------------------------------------
                                        Name: David L. Rea
                                        Title: Executive Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.     DESCRIPTION
2.1             Agreement and Plan of Merger, dated as of October 17, 2001, by and among La Quinta
                Corporation, LQP Acquisition Corp. and La Quinta Properties, Inc. (incorporated herein by reference to Exhibit 2.1 of Amendment No. 1 to the Registration Statement
                on Form S-4 (File No. 333-71840) filed with the Securities and Exchange Commission on November 8, 2001.

99.1*           Press Release of La Quinta Corporation dated January 2, 2002.
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* Filed herewith